EXHIBIT 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: August 25, 2003
For Collection Period: July 31, 2003
For Determination Date: August 15, 2003

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(I) Ending Balance	0.00	43,367,338.13	171,000,000.00	87,410,907.00	15,918	301,783,975.49	301,783,975.49
(C) Collections (Regular Payments)	0.00	5,398,429.39	0.00	0.00	N/A	5,398,429.39	5,398,429.39
(D) Withdrawal from Payahead (Principal)	0.00	9,352.42	0.00	0.00	N/A	9,352.42	9,352.42
(E) Collections (Principal Payoffs)	0.00	8,507,483.21	0.00	0.00	492	8,507,483.21	8,507,483.21
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	746,661.37	0.00	0.00	42	746,661.37	746,661.37
(G) Principal Reductions (Other)(Partial chg-off)	0.00	14,300.39	0.00	0.00	N/A	20,030.68	20,030.68
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	28,691,111.35	171,000,000.00	87,410,907.00	15,384	287,102,018.42	287,102,018.42

(J) Certificate Factor	0.000000%	22.241172%	100.000000%	100.000000%	73.660522%	63.348435%	63.348435%

Notional Principal Balance: Class I

(L) Beginning	206,611,625.00
(M) Reduction	12,297,073.00
(N) Ending	194,314,552.00

Notional Principal Balance: Companion Component

(O) Beginning	95,172,350.49
(P) Reduction	2,384,884.07
(Q) Ending	92,787,466.42

B. CASH FLOW RECONCILIATION	TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	16,539,331.89
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	15,035.22
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
1) allocable to principal	9,352.42
2) allocable to interest	0.00
(D) ADVANCES	0.00
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	327,310.78
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00
TOTAL COLLECTIONS	16,891,030.31

C. TRUSTEE DISTRIBUTION	TOTAL
(A) TOTAL CASH FLOW	16,891,030.31
(B) DEPOSIT TO PAYAHEAD	0.00
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	2,148.62
(E) SERVICING FEE (DUE AND UNPAID)	251,486.65
(F) Standby Servicing Fee (not to exceed $50,000)	5,029.73
(G) Owner Trustee Fee (not to exceed $25,000)	0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	87,096.07
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	416,100.00
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L) Interest to “I” Certificate Holders, including Overdue	430,440.89
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	14,676,226.78
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	95,700.67
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additonal Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	388.68

(W) EXCESS YIELD	664,179.50

BALANCE	0.00

D. SPREAD ACCOUNT	SPREAD
ACCOUNT
(A) BEGINNING BALANCE	16,544,837.71
(B) ADDITIONS TO SPREAD AMOUNT	664,179.50
(C) INTEREST EARNED	12,047.93
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: August 25, 2003
For Collection Period: July 31, 2003
For Determination Date: August 15, 2003

(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	1,455,638.94

(H) ENDING BALANCE	15,765,426.20

(I) REQUIRED BALANCE	14,355,100.92

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	1,410,325.28

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE
(A) 31-60	67	1,199,219.24
(B) 61-90	12	207,864.52

(C) TOTAL	79	1,407,083.76

(D) 90+ days	12	220,393.75

F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	28	609,238.39
(B) AGGREGATE REPOSSESSIONS	239	4,881,757.82
(C) UNLIQUIDATED REPOSSESSIONS	32	694,588.63

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE	130,465.85
(B) DEPOSIT	0.00
(C) WITHDRAWAL	9,352.42
(D) ENDING BALANCE	121,113.43

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	1,407,083.76	287,102,018.42	0.4901%
(B) 1ST PREVIOUS	1,155,461.25	301,783,975.49	0.3829%
(C) 2ND PREVIOUS	1,326,941.92	316,198,126.20	0.4197%

(D) THREE MONTH ROLLING AVERAGE	1,296,495.64	301,694,706.70	0.4297%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	634,271.72
(B) Cumulative Defaulted Receivables (Prior Month)	5,256,203.26
(C) Cumulative Defaulted Receivables (Current Month)	5,890,474.98	453,210,907.00	1.30%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	766,692.05
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	327,310.78
(E) Prior Period Adjustment	—
(F) Net Losses current period	439,381.27
(G) Prior Period cumulative net losses	3,246,162.31
(H) Cumulative Net Losses (current period)	3,685,543.58	453,210,907.00	0.81%
(I) Total Defaults	634,271.72
(K) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	317,135.86
(L) Cumulative net losses including 50% of defaults	4,002,679.44	453,210,907.00	0.88%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	708,533.09	287,102,018.42	0.25%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	7,895,515.07	14,783
(B) Total Payments (Current Month)	16,866,642.67	16,075
(C) Lockbox Payment Percentage		91.96%

M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)	50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)	228,727
(C) Monthly BVAC net worth (at least $20MM)	59,809

/s/ Angelica Velisano	APPROVED BY:	/s/ John Okubo

Prepared by: Angelica Velisano		John Okubo
Senior Accounting Analyst		Executive Vice President, Chief Financial Officer
Bay View Securitization Corp		Bay View Acceptance Corp